SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K



                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 28, 2001
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                      LEXINGTON CORPORATE PROPERTIES TRUST
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             (Exact Name of Registrant as specified in its charter)


            Maryland                   1-12386                  13-3717318
  (State or other jurisdiction     (Commission File           (IRS Employer
       of incorporation)               Number)              Identification No.)

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                  355 Lexington Avenue New York, New York 10017
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               (Address of Principal Executive Offices) (Zip Code)



                                 (212) 692-7260
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               Registrant's telephone number, including area code



                                 Not Applicable
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          (Former name or former address, if changed since last report)



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ITEM 5. Other Events

         (a) On November 28, 2001, Lexington Corporate Properties Trust, a Maryland statutory real estate investment trust ("Lexington"), expanded its unsecured credit facility from $35 million to $60 million. The credit facility, which matures in April 2004, is provided by Fleet National Bank ("Lender") and bears interest at a rate of 150-250 basis points above LIBOR, depending on the number of properties Lexington owns free and clear of mortgage debt.

         (b) On December 5, 2001, Lexington entered into an expansion of its existing joint venture relationship with The Comptroller of the State of New York, as Trustee of the Common Retirement Fund (the "Fund"). The newly-formed joint venture entity, Lexington Acquiport Company II, LLC, a Delaware limited liability company ("LAC II"), will invest in single-tenant office and industrial properties net-leased to major corporations throughout the United States. Lexington and the Fund plan to make equity contributions to LAC II over time of up to $50 million and $150 million, respectively. Lexington and the Fund had previously entered into a similar joint venture in July 1999 through Lexington Acquiport Company, LLC, a Delaware limited liability company ("LAC I"). LAC II represents a continuation and extension of LAC I.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

                  99.1 Press release issued by Lexington, dated November 30, 2001, announcing the expansion of its unsecured credit facility

                  99.2 Loan Assumption, First Modification And Ratification Agreement, dated as of November 28, 2001, by and among Lexington, Lepercq Corporate Income Fund L.P., Lepercq Corporate Income Fund II L.P., and Net 3 Acquisition L.P. in favor of Fleet National Bank

                  99.3 Press release issued by Lexington, dated December 10, 2001, announcing the expansion of its joint venture with the Fund

                  99.4  Operating Agreement of LAC II, dated as of December 5,
                        2001

                  99.5 Management Agreement, dated as of December 5, 2001, by and between LAC II and Lexington Realty Advisors, Inc.

                  99.6 First Amendment to Operating Agreement of LAC I, dated as of December 5, 2001

                  99.7 First Amendment to Management Agreement, dated as of December 5, 2001, by and between LAC I and Lexington Realty Advisors, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                 LEXINGTON CORPORATE PROPERTIES TRUST


Date: December 21, 2001          By:      /s/ T. Wilson Eglin
                                          --------------------------------
                                          T. Wilson Eglin
                                          President

                                  EXHIBIT INDEX

Exhibit No.    Exhibit

99.1 Press release issued by Lexington, dated November 30, 2001, announcing the expansion of its unsecured credit facility

99.2 Loan Assumption, First Modification And Ratification Agreement, dated as of November 28, 2001, by and among Lexington, Lepercq Corporate Income Fund L.P., Lepercq Corporate Income Fund II L.P., and Net 3 Acquisition L.P. in favor of Fleet National Bank

99.3 Press release issued by Lexington, dated December 10, 2001, announcing the expansion of its joint venture with the Fund

99.4           Operating Agreement of LAC II, dated as of December 5, 2001

99.5 Management Agreement, dated as of December 5, 2001, by and between LAC II and Lexington Realty Advisors, Inc.

99.6           First Amendment to Operating Agreement of LAC I, dated as of
               December 5, 2001

99.7 First Amendment to Management Agreement, dated as of December 5, 2001, by and between LAC I and Lexington Realty Advisors, Inc.